Exhibit 99.1

Press Release For immediate release Tony Semak, Investor Relations 800-241-5477

Invesco Mortgage Capital Inc. Reports Second Quarter 2018 Financial Results
Diversified investment strategy and duration hedge discipline support book value stability
Basic EPS of $0.72, Core EPS* of $0.41

Atlanta - August 7, 2018 -- Invesco Mortgage Capital Inc. (NYSE: IVR) (the “Company”) today announced financial results for the quarter ended June 30, 2018.

Financial Summary:

•	Q2 2018 net income attributable to common stockholders of $80.0 million or $0.72 basic earnings per common share (“EPS”) compared to $41.5 million or $0.37 basic EPS in Q1 2018

•	Q2 2018 core earnings* of $46.1 million or core EPS of $0.41 compared to $50.4 million or core EPS of $0.45 in Q1 2018

•	Q2 2018 book value per diluted common share** of $17.06 compared to $17.16 at Q1 2018

•	Economic return*** of 1.9% for the quarter, (2.5%) year to date

•	Q2 2018 debt-to-equity ratio of 6.1x compared to 6.2x at Q1 2018

•	Q2 2018 common stock dividend maintained at $0.42 per share

“We are pleased to announce core earnings of $0.41 per share for the second quarter, an economic return of 1.9% for the quarter, and continued book value stability. Despite the rise in interest rates, a flattening yield curve and further Federal Reserve balance sheet reduction in the quarter, we continued to benefit from our diversified investment strategy. Credit spreads have remained in a relatively narrow range in the current market environment, even as Agency RMBS spreads weakened. While our decline in core earnings was substantially attributable to a higher cost of funds, our disciplined approach to actively maintaining our equity duration target helped mitigate the pressure from headwinds during the second quarter,” said John Anzalone, Chief Executive Officer. “We remain confident about our ability to capture attractive returns in Agency RMBS and CMBS."

* Core earnings (and by calculation, core earnings per common share) are non-Generally Accepted Accounting Principles (“GAAP”) financial measures. Refer to the section entitled “Non-GAAP Financial Measures” for important disclosures and a reconciliation to the most comparable U.S. GAAP measures.
** Book value per diluted common share is calculated as total equity less the liquidation preference of our Series A Preferred Stock ($140.0 million), Series B Preferred Stock ($155.0 million) and Series C Preferred Stock ($287.5 million); divided by total common shares outstanding plus Operating Partnership Units convertible into shares of common stock (1,425,000 shares).
*** Economic return for the quarter ended June 30, 2018 is defined as the change in book value per diluted common share from March 31, 2018 to June 30, 2018 of ($0.10); plus dividends declared of $0.42 per common share; divided by the March 31, 2018 book value per diluted common share of $17.16. Economic return for the six months ended June 30, 2018 is defined as the change in book value per diluted common share from December 31, 2017 to June 30, 2018 of ($1.29); plus dividends declared of $0.84 per common share; divided by the December 31, 2017 book value per diluted common share of $18.35.

1

Exhibit 99.1

Key performance indicators for the quarters ended June 30, 2018 and March 31, 2018 are summarized in the table below.

($ in millions, except share amounts)	Q2 ‘18		Q1 ‘18		Variance
Average Balances	(unaudited)		(unaudited)
Average earning assets (at amortized costs)	$17,731.5		$18,131.0		-$399.5
Average borrowings	$15,276.0		$15,652.3		-$376.3
Average equity	$2,093.4		$2,119.0		-$25.6

U.S. GAAP Financial Measures
Total interest income	$151.6		$153.2		-$1.6
Total interest expense	$77.9		$68.1		$9.8
Net interest income	$73.7		$85.1		-$11.4
Total expenses	$11.6		$12.0		-$0.4
Net income (loss) attributable to common stockholders	$80.0		$41.5		$38.5

Average earning asset yields	3.42%		3.38%		0.04%
Cost of funds	2.04%		1.74%		0.30%
Net interest rate margin	1.38%		1.64%		-0.26%

Book value per diluted common share*	$17.06		$17.16		-$0.10
Earnings (loss) per common share (basic)	$0.72		$0.37		$0.35
Earnings (loss) per common share (diluted)	$0.72		$0.37		$0.35
Debt-to-equity ratio	6.1	x	6.2	x	-0.1x
Comprehensive income (loss) attributable to common stockholders per common share (basic)	$0.32		($0.77)		$1.09

Non-GAAP Financial Measures**
Core earnings	$46.1		$50.4		-$4.3
Effective interest income	$157.2		$158.9		-$1.7
Effective interest expense	$89.3		$86.8		$2.5
Effective net interest income	$68.0		$72.1		-$4.1

Effective yield	3.55%		3.50%		0.05%
Effective cost of funds	2.34%		2.22%		0.12%
Effective interest rate margin	1.21%		1.28%		-0.07%

Core earnings per common share	$0.41		$0.45		-$0.04
Repurchase agreement debt-to-equity ratio	6.5	x	6.8	x	-0.3x

* Book value per diluted common share is calculated as total equity less the liquidation preference of our Series A Preferred Stock ($140.0 million), Series B Preferred Stock ($155.0 million) and Series C Preferred Stock ($287.5 million); divided by total common shares outstanding plus Operating Partnership Units convertible into shares of common stock (1,425,000 shares).
** Core earnings (and by calculation, core earnings per common share), effective interest income (and by calculation, effective yield), effective interest expense (and by calculation, effective cost of funds), effective net interest income (and by calculation, effective interest rate margin), and repurchase agreement debt-to-equity ratio are non-GAAP financial measures. Refer to the section entitled “Non-GAAP Financial Measures” for important disclosures and a reconciliation to the most comparable U.S. GAAP measures of net income attributable to common stockholders (and by calculation, basic earnings (loss) per common share), total interest income (and by calculation, average earning asset yields), total interest expense (and by calculation, cost of funds), net interest income (and by calculation, net interest rate margin) and debt-to-equity ratio.

2

Exhibit 99.1

Financial Summary
Net income attributable to common stockholders for the second quarter of 2018 was $80.0 million compared to $41.5 million for the first quarter of 2018. Higher net income attributable to common stockholders was primarily driven by a $124.0 million decrease in losses on investments that was partially offset by a $66.2 million decrease in gains on derivative instruments. Losses on investments primarily consist of unrealized losses on the Company's mortgage-backed securities accounted for under the fair value option. Net income attributable to common stockholders was also impacted by an $11.4 million decrease in net interest income. Book value per diluted common share for the second quarter of 2018 decreased by 0.6% to $17.06.
During the second quarter of 2018, the Company generated $46.1 million in core earnings, a decrease of $4.3 million or 8.5% from the first quarter of 2018. Core earnings decreased in the second quarter primarily due to a $2.5 million increase in effective interest expense and a $1.7 million decrease in effective interest income. Effective interest expense rose due to a 12 basis point increase in effective cost of funds reflecting increases in the federal funds rate since December 2017. Effective interest expense includes contractual interest expense on interest rate swaps and excludes amortization of net deferred gains on designated interest rate swaps. Lower effective interest income was driven by a slight decrease in average earning assets to $17.7 billion from $18.1 billion during the first quarter following repayment of the Company's exchangeable senior notes in March 2018.
Total interest income for the second quarter of 2018 was $151.6 million compared to $153.2 million for the first quarter of 2018. Lower total interest income reflects a $0.4 billion decrease in average earnings assets that was partially offset by a 4 basis point increase in average earning asset yields from 3.38% to 3.42%. Average earning asset yields benefited from higher index rates on floating and adjustable rate non-Agency RMBS and GSE CRT securities and commercial loans.
The Company decreased its average borrowings by $0.4 billion (2.4%) in the second quarter of 2018 to $15.3 billion compared to average borrowings of $15.7 billion in the first quarter. Total interest expense was $77.9 million compared to total interest expense of $68.1 million during the first quarter of 2018. Total interest expense rose during the second quarter due to a 30 basis point increase in cost of funds to 2.04% from 1.74% in the first quarter.
The Company's debt-to-equity ratio decreased to 6.1x as of June 30, 2018 from 6.2x as of March 31, 2018 and its repurchase agreement debt-to-equity ratio decreased to 6.5x as of June 30, 2018 from 6.8x as of March 31, 2018.
Total expenses include management fees and general and administrative expenses primarily consisting of directors and officers insurance, legal costs, accounting, auditing and tax services and miscellaneous general and administrative costs. Total expenses for the second quarter of 2018 were approximately $11.6 million compared to $12.0 million for the first quarter of 2018. The ratio of annualized total expenses to average equity (1) decreased to 2.22% compared to 2.26% for the first quarter due to lower total expenses.
As previously announced, the Company declared the following dividends on June 15, 2018: a common stock dividend of $0.42 per share paid on July 26, 2018 and a Series A preferred stock dividend of $0.4844 per share paid on July 25, 2018. The Company declared the following dividends on its Series B and Series C Preferred Stock on August 2, 2018 to its stockholders of record as of September 5, 2018: a Series B Preferred Stock dividend of $0.4844 per share payable on September 27, 2018 and a Series C Preferred Stock dividend of $0.46875 per share payable on September 27, 2018.

(1)
The ratio of annualized total expenses to average equity is calculated as the annualized sum of management fees plus general and administrative expenses divided by average equity. Average equity is calculated based on the weighted month-end balance of total equity excluding equity attributable to preferred stockholders.

3

Exhibit 99.1

About Invesco Mortgage Capital Inc.
Invesco Mortgage Capital Inc. is a real estate investment trust that primarily focuses on investing in, financing and managing residential and commercial mortgage-backed securities and mortgage loans. Invesco Mortgage Capital Inc. is externally managed and advised by Invesco Advisers, Inc., a registered investment adviser and an indirect, wholly-owned subsidiary of Invesco Ltd., a leading independent global investment management firm.

Earnings Call

Members of the investment community and the general public are invited to listen to the Company’s earnings conference call on Wednesday, August 8, 2018, at 9:00 a.m. ET, by calling one of the following numbers:

North America Toll Free:    800-857-7465
International:        1-312-470-0052
Passcode:         Invesco

An audio replay will be available until 5:00 pm ET on August 22, 2018 by calling:

800-819-5739 (North America) or 1-203-369-3350 (International).

The presentation slides that will be reviewed during the call will be available on the Company’s website at www.invescomortgagecapital.com.

Cautionary Notice Regarding Forward-Looking Statements

This press release, the related presentation and comments made in the associated conference call, may include statements and information that constitute “forward-looking statements” within the meaning of the U.S. securities laws as defined in the Private Securities Litigation Reform Act of 1995, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements include our views on the risk positioning of our portfolio, domestic and global market conditions (including the residential and commercial real estate market), the market for our target assets, our financial performance, including our core earnings, economic return, comprehensive income and changes in our book value, our ability to continue performance trends, the stability of portfolio yields, interest rates, credit spreads, prepayment trends, financing sources, cost of funds, our leverage and equity allocation. In addition, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “forecasts,” and future or conditional verbs such as “will,” “may,” “could,” “should,” and “would” as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements.

Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. There can be no assurance that actual results will not differ materially from our expectations. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks identified under the captions “Risk Factors,” “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our annual report on Form 10-K and quarterly reports on Form 10-Q, which are available on the Securities and Exchange Commission’s website at www.sec.gov.

All written or oral forward-looking statements that we make, or that are attributable to us, are expressly qualified by this cautionary notice. We expressly disclaim any obligation to update the information in any public disclosure if any forward-looking statement later turns out to be inaccurate.

Investor Relations Contact: Tony Semak, 800-241-5477

4

Exhibit 99.1

INVESCO MORTGAGE CAPITAL INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended			Six Months Ended
$ in thousands, except share amounts	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Interest Income
Mortgage-backed and credit risk transfer securities (1)	147,548	149,003	121,027	296,551	239,900
Commercial loans	4,051	4,222	6,021	8,273	11,785
Total interest income	151,599	153,225	127,048	304,824	251,685
Interest Expense
Repurchase agreements	69,389	59,585	36,072	128,974	66,019
Secured loans	8,471	6,927	4,535	15,398	7,948
Exchangeable senior notes	—	1,621	3,504	1,621	8,512
Total interest expense	77,860	68,133	44,111	145,993	82,479
Net interest income	73,739	85,092	82,937	158,831	169,206
Other Income (loss)
Gain (loss) on investments, net	(36,377)	(160,370)	11,175	(196,747)	9,322
Equity in earnings (losses) of unconsolidated ventures	798	896	(154)	1,694	(1,688)
Gain (loss) on derivative instruments, net	67,169	133,367	(53,513)	200,536	(48,051)
Realized and unrealized credit derivative income (loss), net	735	3,165	21,403	3,900	41,358
Net loss on extinguishment of debt	—	(26)	(526)	(26)	(5,237)
Other investment income (loss), net	(2,160)	3,102	2,533	942	3,862
Total other income (loss)	30,165	(19,866)	(19,082)	10,299	(434)
Expenses
Management fee – related party	10,102	10,221	9,027	20,323	17,828
General and administrative	1,525	1,756	1,608	3,281	3,692
Total expenses	11,627	11,977	10,635	23,604	21,520
Net income	92,277	53,249	53,220	145,526	147,252
Net income attributable to non-controlling interest	1,163	671	670	1,834	1,856
Net income attributable to Invesco Mortgage Capital Inc.	91,114	52,578	52,550	143,692	145,396
Dividends to preferred stockholders	11,106	11,107	5,716	22,213	11,432
Net income attributable to common stockholders	80,008	41,471	46,834	121,479	133,964
Earnings per share:
Net income attributable to common stockholders
Basic	0.72	0.37	0.42	1.09	1.20
Diluted	0.72	0.37	0.41	1.08	1.15
Dividends declared per common share	0.42	0.42	0.40	0.84	0.80

(1)	The table below shows the components of mortgage-backed and credit risk transfer securities income for the periods presented.

	Three Months Ended			Six Months Ended
$ in thousands	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Coupon interest	164,165	166,319	147,267	330,484	293,336
Net premium amortization	(16,617)	(17,316)	(26,240)	(33,933)	(53,436)
Mortgage-backed and credit risk transfer securities interest income	147,548	149,003	121,027	296,551	239,900

5

Exhibit 99.1

INVESCO MORTGAGE CAPITAL INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(Unaudited)

	Three Months Ended			Six Months Ended
In thousands	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Net income	92,277	53,249	53,220	145,526	147,252
Other comprehensive income (loss):
Unrealized gain (loss) on mortgage-backed and credit risk transfer securities, net	(47,929)	(132,317)	39,633	(180,246)	55,922
Reclassification of unrealized (gain) loss on sale of mortgage-backed and credit risk transfer securities to gain (loss) on investments, net	9,889	9,237	651	19,126	1,501
Reclassification of amortization of net deferred (gain) loss on de-designated interest rate swaps to repurchase agreements interest expense	(6,898)	(6,539)	(6,369)	(13,437)	(12,667)
Currency translation adjustments on investment in unconsolidated venture	486	312	139	798	(476)
Total other comprehensive income (loss)	(44,452)	(129,307)	34,054	(173,759)	44,280
Comprehensive income (loss)	47,825	(76,058)	87,274	(28,233)	191,532
Less: Comprehensive (income) loss attributable to non-controlling interest	(602)	959	(1,099)	357	(2,414)
Less: Dividends to preferred stockholders	(11,106)	(11,107)	(5,716)	(22,213)	(11,432)
Comprehensive income (loss) attributable to common stockholders	36,117	(86,206)	80,459	(50,089)	177,686

6

Exhibit 99.1

INVESCO MORTGAGE CAPITAL INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	As of
$ in thousands except share amounts	June 30, 2018	December 31, 2017
ASSETS
Mortgage-backed and credit risk transfer securities, at fair value (including pledged securities of $17,047,937 and $17,560,811, respectively)	17,583,187	18,190,754
Commercial loans, held-for-investment	127,607	191,808
Cash and cash equivalents	70,254	88,381
Restricted cash	—	620
Due from counterparties	7,255	—
Investment related receivable	70,839	73,217
Derivative assets, at fair value	47,509	6,896
Other assets	108,124	105,580
Total assets	18,014,775	18,657,256
LIABILITIES AND EQUITY
Liabilities:
Repurchase agreements	13,702,321	14,080,801
Secured loans	1,650,000	1,650,000
Exchangeable senior notes, net	—	143,231
Derivative liabilities, at fair value	6,071	32,765
Dividends and distributions payable	50,201	50,193
Investment related payable	23,562	5,191
Accrued interest payable	18,886	17,845
Collateral held payable	39,748	7,327
Accounts payable and accrued expenses	1,705	2,200
Due to affiliate	10,558	10,825
Total liabilities	15,503,052	16,000,378
Commitments and contingencies (See Note 16) (1):
Equity:
Preferred Stock, par value $0.01 per share; 50,000,000 shares authorized:
7.75% Series A Cumulative Redeemable Preferred Stock: 5,600,000 shares issued and outstanding ($140,000 aggregate liquidation preference)	135,356	135,356
7.75% Fixed-to-Floating Series B Cumulative Redeemable Preferred Stock: 6,200,000 shares issued and outstanding ($155,000 aggregate liquidation preference)	149,860	149,860
7.50% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock: 11,500,000 shares issued and outstanding ($287,500 aggregate liquidation preference)	278,108	278,108
Common Stock, par value $0.01 per share; 450,000,000 shares authorized; 111,643,188 and 111,624,159 shares issued and outstanding, respectively	1,116	1,116
Additional paid in capital	2,384,902	2,384,356
Accumulated other comprehensive income	89,461	261,029
Retained earnings (distributions in excess of earnings)	(551,632)	(579,334)
Total stockholders’ equity	2,487,171	2,630,491
Non-controlling interest	24,552	26,387
Total equity	2,511,723	2,656,878
Total liabilities and equity	18,014,775	18,657,256

(1)	See Note 16 of the Company's condensed consolidated financial statements filed in Item 1 of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2018.

7

Exhibit 99.1

Non-GAAP Financial Measures
The Company uses the following non-GAAP financial measures to analyze its operating results and believes these financial measures are useful to investors in assessing the Company's performance as further discussed below:

•	core earnings (and by calculation, core earnings per common share),

•	effective interest income (and by calculation, effective yield),

•	effective interest expense (and by calculation, effective cost of funds),

•	effective net interest income (and by calculation, effective interest rate margin), and

•	repurchase agreement debt-to-equity ratio.
The most directly comparable U.S. GAAP measures are:

•	net income (loss) attributable to common stockholders (and by calculation, basic earnings (loss) per common share),

•	total interest income (and by calculation, earning asset yields),

•	total interest expense (and by calculation, cost of funds),

•	net interest income (and by calculation, net interest rate margin); and

•	debt-to-equity ratio.
The non-GAAP financial measures used by the Company's management should be analyzed in conjunction with U.S. GAAP financial measures and should not be considered substitutes for U.S. GAAP financial measures. In addition, the non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of its peer companies.

Core Earnings
The Company calculates core earnings as U.S. GAAP net income (loss) attributable to common stockholders adjusted for (gain) loss on investments, net; realized (gain) loss on derivative instruments, net; unrealized (gain) loss on derivative instruments, net; realized and unrealized (gain) loss on GSE CRT embedded derivatives, net; (gain) loss on foreign currency transactions, net; amortization of net deferred (gain) loss on de-designated interest rate swaps; net loss on extinguishment of debt; and cumulative adjustments attributable to non-controlling interest. The Company may add and has added additional reconciling items to its core earnings calculation as appropriate.
The Company believes the presentation of core earnings provides a consistent measure of operating performance by excluding the impact of gains and losses described above from operating results. The Company excludes the impact of gains and losses because gains and losses are not accounted for consistently under U.S. GAAP. Under U.S. GAAP, certain gains and losses are reflected in net income whereas other gains and losses are reflected in other comprehensive income. For example, the majority of the Company's mortgage-backed securities are classified as available-for-sale securities, and changes in the valuation of these securities are recorded in other comprehensive income on its condensed consolidated balance sheet. The Company elected the fair value option for its mortgage-backed securities purchased on or after September 1, 2016, and changes in the valuation of these securities are recorded in other income (loss) in the condensed consolidated statement of operations. In addition, certain gains and losses represent one-time events.

The Company believes that providing transparency into core earnings enables its investors to consistently measure, evaluate and compare its operating performance to that of its peers over multiple reporting periods. However, the Company cautions that core earnings should not be considered as an alternative to net income (determined in accordance with U.S. GAAP), or as an indication of the Company's cash flow from operating activities (determined in accordance with U.S. GAAP), a measure of the Company's liquidity, or an indication of amounts available to fund its cash needs, including its ability to make cash distributions.

8

Exhibit 99.1

The table below provides a reconciliation of U.S. GAAP net income (loss) attributable to common stockholders to core earnings for the following periods:

	Three Months Ended			Six Months Ended
$ in thousands, except per share data	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Net income attributable to common stockholders	80,008	41,471	46,834	121,479	133,964
Adjustments:
(Gain) loss on investments, net	36,377	160,370	(11,175)	196,747	(9,322)
Realized (gain) loss on derivative instruments, net (1)	(36,274)	(113,578)	40,229	(149,852)	25,311
Unrealized (gain) loss on derivative instruments, net (1)	(35,406)	(31,901)	(6,682)	(67,307)	(20,120)
Realized and unrealized (gain) loss on GSE CRT embedded derivatives, net (2)	4,903	2,468	(15,559)	7,371	(29,707)
(Gain) loss on foreign currency transactions, net (3)	2,966	(1,814)	(1,731)	1,152	(2,244)
Amortization of net deferred (gain) loss on de-designated interest rate swaps (4)	(6,898)	(6,539)	(6,369)	(13,437)	(12,667)
Net loss on extinguishment of debt	—	26	526	26	5,237
Subtotal	(34,332)	9,032	(761)	(25,300)	(43,512)
Cumulative adjustments attributable to non-controlling interest	432	(114)	10	318	549
Core earnings attributable to common stockholders	46,108	50,389	46,083	96,497	91,001
Basic income (loss) per common share	0.72	0.37	0.42	1.09	1.20
Core earnings per share attributable to common stockholders (5)	0.41	0.45	0.41	0.86	0.82

(1)	U.S. GAAP gain (loss) on derivative instruments, net on the condensed consolidated statements of operations includes the following components:

	Three Months Ended			Six Months Ended
$ in thousands	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Realized gain (loss) on derivative instruments, net	36,274	113,578	(40,229)	149,852	(25,311)
Unrealized gain (loss) on derivative instruments, net	35,406	31,901	6,682	67,307	20,120
Contractual net interest expense on interest rate swaps	(4,511)	(12,112)	(19,966)	(16,623)	(42,860)
Gain (loss) on derivative instruments, net	67,169	133,367	(53,513)	200,536	(48,051)

(2)	U.S. GAAP realized and unrealized credit derivative income (loss), net on the condensed consolidated statements of operations includes the following components:

	Three Months Ended			Six Months Ended
$ in thousands	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Realized and unrealized gain (loss) on GSE CRT embedded derivatives, net	(4,903)	(2,468)	15,559	(7,371)	29,707
GSE CRT embedded derivative coupon interest	5,638	5,633	5,844	11,271	11,651
Realized and unrealized credit derivative income (loss), net	735	3,165	21,403	3,900	41,358

9

Exhibit 99.1

(3)	U.S. GAAP other investment income (loss), net on the condensed consolidated statements of operations includes the following components:

	Three Months Ended			Six Months Ended
$ in thousands	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Dividend income	807	1,288	802	2,094	1,618
Gain (loss) on foreign currency transactions, net	(2,966)	1,814	1,731	(1,152)	2,244
Other investment income (loss), net	(2,159)	3,102	2,533	942	3,862

(4)	U.S. GAAP repurchase agreements interest expense on the condensed consolidated statements of operations includes the following components:

	Three Months Ended			Six Months Ended
$ in thousands	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Interest expense on repurchase agreement borrowings	76,287	66,124	42,441	142,411	78,686
Amortization of net deferred (gain) loss on de-designated interest rate swaps	(6,898)	(6,539)	(6,369)	(13,437)	(12,667)
Repurchase agreements interest expense	69,389	59,585	36,072	128,974	66,019

(5)	Core earnings per share attributable to common stockholders is equal to core earnings divided by the basic weighted average number of common shares outstanding.

Effective Interest Income/ Effective Yield/ Effective Interest Expense/Effective Cost of Funds/Effective Net Interest Income/Effective Interest Rate Margin
The Company calculates effective interest income (and by calculation, effective yield) as U.S. GAAP total interest income adjusted for GSE CRT embedded derivative coupon interest that is recorded as realized and unrealized credit derivative income (loss), net. The Company includes its GSE CRT embedded derivative coupon interest in effective interest income because GSE CRT coupon interest is not accounted for consistently under U.S. GAAP. The Company accounts for GSE CRTs purchased prior to August 24, 2015 as hybrid financial instruments, but has elected the fair value option for GSE CRTs purchased on or after August 24, 2015. Under U.S. GAAP, coupon interest on GSE CRTs accounted for using the fair value option is recorded as interest income, whereas coupon interest on GSE CRTs accounted for as hybrid financial instruments is recorded as realized and unrealized credit derivative income (loss). The Company adds back GSE CRT embedded derivative coupon interest to its total interest income because the Company considers GSE CRT embedded derivative coupon interest a current component of its total interest income irrespective of whether the Company has elected the fair value option for the GSE CRT or accounted for the GSE CRT as a hybrid financial instrument.
The Company calculates effective interest expense (and by calculation, effective cost of funds) as U.S. GAAP total interest expense adjusted for contractual net interest expense on its interest rate swaps that is recorded as gain (loss) on derivative instruments, net and the amortization of net deferred gains (losses) on de-designated interest rate swaps that is recorded as repurchase agreements interest expense. The Company views its interest rate swaps as an economic hedge against increases in future market interest rates on its floating rate borrowings. The Company adds back the net payments it makes on its interest rate swap agreements to its total U.S. GAAP interest expense because the Company uses interest rate swaps to add stability to interest expense. The Company excludes the amortization of net deferred gains (losses) on de-designated interest rate swaps from its calculation of effective interest expense because the Company does not consider the amortization a current component of its borrowing costs.
The Company calculates effective net interest income (and by calculation, effective interest rate margin) as U.S. GAAP net interest income adjusted for contractual net interest expense on its interest rate swaps that is recorded as gain (loss) on derivative instruments, amortization of net deferred gains (losses) on de-designated interest rate swaps that is recorded as

10

Exhibit 99.1

repurchase agreements interest expense and GSE CRT embedded derivative coupon interest that is recorded as realized and unrealized credit derivative income (loss), net.
The Company believes the presentation of effective interest income, effective yield, effective interest expense, effective cost of funds, effective net interest income and effective interest rate margin measures, when considered together with U.S. GAAP financial measures, provide information that is useful to investors in understanding the Company's borrowing costs and operating performance.
The following tables reconcile total interest income to effective interest income and yield to effective yield for the following periods:

	Three Months Ended
	June 30, 2018		March 31, 2018		June 30, 2017
$ in thousands	Reconciliation	Yield/Effective Yield	Reconciliation	Yield/Effective Yield	Reconciliation	Yield/Effective Yield
Total interest income	151,599	3.42%	153,225	3.38%	127,048	3.17%
Add: GSE CRT embedded derivative coupon interest recorded as realized and unrealized credit derivative income (loss), net	5,638	0.13%	5,633	0.12%	5,844	0.15%
Effective interest income	157,237	3.55%	158,858	3.50%	132,892	3.32%

	Six Months Ended June 30,
	2018		2017
$ in thousands	Reconciliation	Yield/Effective Yield	Reconciliation	Yield/Effective Yield
Total interest income	304,824	3.40%	251,685	3.11%
Add: GSE CRT embedded derivative coupon interest recorded as realized and unrealized credit derivative income (loss), net	11,270	0.13%	11,651	0.15%
Effective interest income	316,094	3.53%	263,336	3.26%
The following tables reconcile total interest expense to effective interest expense and cost of funds to effective cost of funds for the following periods:

	Three Months Ended
	June 30, 2018		March 31, 2018		June 30, 2017
$ in thousands	Reconciliation	Cost of Funds / Effective Cost of Funds	Reconciliation	Cost of Funds / Effective Cost of Funds	Reconciliation	Cost of Funds / Effective Cost of Funds
Total interest expense	77,860	2.04%	68,133	1.74%	44,111	1.26%
Add (Less): Amortization of net deferred gain (loss) on de-designated interest rate swaps	6,898	0.18%	6,539	0.17%	6,369	0.18%
Add: Contractual net interest expense on interest rate swaps recorded as gain (loss) on derivative instruments, net	4,511	0.12%	12,112	0.31%	19,966	0.57%
Effective interest expense	89,269	2.34%	86,784	2.22%	70,446	2.01%

11

Exhibit 99.1

	Six Months Ended June 30,
	2018		2017
$ in thousands	Reconciliation	Cost of Funds / Effective Cost of Funds	Reconciliation	Cost of Funds / Effective Cost of Funds
Total interest expense	145,993	1.89%	82,479	1.17%
Add (Less): Amortization of net deferred gain (loss) on de-designated interest rate swaps	13,437	0.17%	12,667	0.18%
Add: Contractual net interest expense on interest rate swaps recorded as gain (loss) on derivative instruments, net	16,624	0.22%	42,860	0.61%
Effective interest expense	176,054	2.28%	138,006	1.96%

The following table reconciles net interest income to effective net interest income and net interest rate margin to effective interest rate margin for the following periods:

	Three Months Ended
	June 30, 2018		March 31, 2018		June 30, 2017
$ in thousands	Reconciliation	Net Interest Rate Margin / Effective Interest Rate Margin	Reconciliation	Net Interest Rate Margin / Effective Interest Rate Margin	Reconciliation	Net Interest Rate Margin / Effective Interest Rate Margin
Net interest income	73,739	1.38%	85,092	1.64%	82,937	1.91%
Add (Less): Amortization of net deferred (gain) loss on de-designated interest rate swaps	(6,898)	(0.18)%	(6,539)	(0.17)%	(6,369)	(0.18)%
Add: GSE CRT embedded derivative coupon interest recorded as realized and unrealized credit derivative income (loss), net	5,638	0.13%	5,633	0.12%	5,844	0.15%
Less: Contractual net interest expense on interest rate swaps recorded as gain (loss) on derivative instruments, net	(4,511)	(0.12)%	(12,112)	(0.31)%	(19,966)	(0.57)%
Effective net interest income	67,968	1.21%	72,074	1.28%	62,446	1.31%

	Six Months Ended June 30,
	2018		2017
$ in thousands	Reconciliation	Net Interest Rate Margin / Effective Interest Rate Margin	Reconciliation	Net Interest Rate Margin / Effective Interest Rate Margin
Net interest income	158,831	1.51%	169,206	1.94%
Add (Less): Amortization of net deferred (gain) loss on de-designated interest rate swaps	(13,437)	(0.17)%	(12,667)	(0.18)%
Add: GSE CRT embedded derivative coupon interest recorded as realized and unrealized credit derivative income (loss), net	11,270	0.13%	11,651	0.15%
Less: Contractual net interest expense on interest rate swaps recorded as gain (loss) on derivative instruments, net	(16,623)	(0.22)%	(42,860)	(0.61)%
Effective net interest income	140,041	1.25%	125,330	1.30%

12

Exhibit 99.1

Repurchase Agreement Debt-to-Equity Ratio
The following tables show the allocation of the Company's equity to its target assets, the Company's debt-to-equity ratio, and the Company's repurchase agreement debt-to-equity ratio as of June 30, 2018 and March 31, 2018. The Company's debt-to-equity ratio is calculated in accordance with U.S. GAAP and is the ratio of total debt (sum of repurchase agreements and secured loans and exchangeable senior notes) to total equity. The Company presents a repurchase agreement debt-to-equity ratio, a non-GAAP financial measure of leverage, because the mortgage REIT industry primarily uses repurchase agreements, which typically mature within one year, to finance investments. The Company believes presenting the Company's repurchase agreement debt-to-equity ratio, when considered together with U.S. GAAP financial measure of debt-to-equity ratio, provides information that is useful to investors in understanding the Company's refinancing risks, and gives investors a comparable statistic to those other mortgage REITs who almost exclusively borrow using short-term repurchase agreements that are subject to refinancing risk.

June 30, 2018

$ in thousands	Agency RMBS and CMBS	Commercial Credit (1)	Residential Credit (2)	Total
Investments	12,361,217	3,307,841	2,070,733	17,739,791
Cash and cash equivalents (3)	33,312	23,077	13,865	70,254
Derivative assets, at fair value (4)	44,122	3,387	—	47,509
Other assets	86,210	64,389	6,622	157,221
Total assets	12,524,861	3,398,694	2,091,220	18,014,775

Repurchase agreements	10,671,351	1,450,627	1,580,343	13,702,321
Secured loans (5)	555,099	1,094,901	—	1,650,000
Derivative liabilities, at fair value (4)	6,071	—	—	6,071
Other liabilities	94,556	29,017	21,037	144,610
Total liabilities	11,327,077	2,574,545	1,601,380	15,503,002

Total equity (allocated)	1,197,784	824,149	489,840	2,511,773
Adjustments to calculate repurchase agreement debt-to-equity ratio:
Net equity in unsecured assets (6)	—	(157,905)	—	(157,905)
Collateral pledged against secured loans	(642,808)	(1,267,901)	—	(1,910,709)
Secured loans	555,099	1,094,901	—	1,650,000
Equity related to repurchase agreement debt	1,110,075	493,244	489,840	2,093,159
Debt-to-equity ratio (7)	9.4	3.1	3.2	6.1
Repurchase agreement debt-to-equity ratio (8)	9.6	2.9	3.2	6.5

(1)	Investments in non-Agency CMBS, commercial loans and investments in unconsolidated joint ventures are included in commercial credit.

(2)	Investments in non-Agency RMBS and GSE CRT are included in residential credit.

(3)	Cash and cash equivalents is allocated based on a percentage of equity for each asset class.

(4)	Derivative assets and liabilities are allocated based on the hedging strategy for each asset class.

(5)	Secured loans are allocated based on amount of collateral pledged.

(6)	Net equity in unsecured assets includes commercial loans, investments in unconsolidated joint ventures and other.

(7)	Debt-to-equity ratio is calculated as the ratio of total debt (sum of repurchase agreements and secured loans) to total equity.

(8)	Repurchase agreement debt-to-equity ratio is calculated as the ratio of repurchase agreements to equity related to repurchase agreement debt.

13

Exhibit 99.1

March 31, 2018

$ in thousands	Agency RMBS	Commercial Credit (1)	Residential Credit (2)	Other	Total
Investments	12,376,747	3,401,704	2,056,206	—	17,834,657
Cash and cash equivalents (3)	51,820	41,645	23,659	—	117,124
Restricted cash	666	1,734	—	—	2,400
Derivative assets, at fair value (4)	26,280	105	—	—	26,385
Other assets	268,033	63,585	5,894	3,966	341,478
Total assets	12,723,546	3,508,773	2,085,759	3,966	18,322,044

Repurchase agreements	10,864,431	1,482,869	1,563,837	—	13,911,137
Secured loans (5)	549,325	1,100,675	—	—	1,650,000
Derivative liabilities, at fair value (4)	20,170	184	—	—	20,354
Other liabilities	177,439	25,392	15,366	—	218,197
Total liabilities	11,611,365	2,609,120	1,579,203	—	15,799,688

Total equity (allocated)	1,112,181	899,653	506,556	3,966	2,522,356
Adjustments to calculate repurchase agreement debt-to-equity ratio:
Net equity in unsecured assets (6)	—	(212,423)	—	(3,966)	(216,389)
Collateral pledged against secured loans	(638,847)	(1,280,048)	—	—	(1,918,895)
Secured loans	549,325	1,100,675	—	—	1,650,000
Equity related to repurchase agreement debt	1,022,659	507,857	506,556	—	2,037,072
Debt-to-equity ratio (7)	10.3	2.9	3.1	NA	6.2
Repurchase agreement debt-to-equity ratio (8)	10.6	2.9	3.1	NA	6.8

(1)	Investments in non-Agency CMBS, commercial loans and investments in unconsolidated joint ventures are included in commercial credit.

(2)	Investments in non-Agency RMBS and GSE CRT are included in residential credit.

(3)	Cash and cash equivalents is allocated based on a percentage of equity for each asset class.

(4)	Derivative assets and liabilities are allocated based on the hedging strategy for each asset class.

(5)	Secured loans are allocated based on amount of collateral pledged.

(6)	Net equity in unsecured assets and exchangeable senior notes includes commercial loans, investments in unconsolidated joint ventures, exchangeable senior notes and other.

(7)	Debt-to-equity ratio is calculated as the ratio of total debt (sum of repurchase agreements, secured loans and exchangeable senior notes) to total equity.

(8)	Repurchase agreement debt-to-equity ratio is calculated as the ratio of repurchase agreements to equity related to repurchase agreement debt.

14

Exhibit 99.1

Average Asset Balances
The table below presents information related to the Company's average earning assets for the following periods.

	Three Months Ended			Six Months Ended
$ in thousands	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Average Balances (1):
Agency RMBS:
15 year fixed-rate, at amortized cost	2,648,396	2,879,696	3,374,039	2,763,406	3,444,975
30 year fixed-rate, at amortized cost	7,805,977	7,830,802	4,852,769	7,818,321	4,657,799
ARM, at amortized cost	220,960	231,303	276,272	226,103	283,502
Hybrid ARM, at amortized cost	1,595,131	1,666,890	1,996,026	1,630,813	2,143,014
Agency - CMO, at amortized cost	254,642	273,884	309,113	264,210	318,728
Agency CMBS, at amortized cost	50,179	—	—	25,228	—
Non-Agency CMBS, at amortized cost	3,177,398	3,193,575	2,663,808	3,185,442	2,620,014
Non-Agency RMBS, at amortized cost	1,030,949	1,084,584	1,483,354	1,057,619	1,637,336
GSE CRT, at amortized cost	769,821	776,742	796,050	773,263	780,954
Commercial loans, at amortized cost	178,080	193,540	278,052	185,767	276,524
Average earning assets	17,731,533	18,131,016	16,029,483	17,930,172	16,162,846

Average Earning Asset Yields (2):
Agency RMBS:
15 year fixed-rate	1.99%	2.04%	1.97%	2.02%	2.00%
30 year fixed-rate	2.95%	2.96%	2.83%	2.96%	2.74%
ARM	2.43%	2.32%	2.27%	2.37%	2.29%
Hybrid ARM	2.28%	2.24%	2.29%	2.26%	2.29%
Agency - CMO	3.04%	2.51%	0.34%	2.76%	0.46%
Agency CMBS	3.63%	—%	—%	3.63%	—%
Non-Agency CMBS	4.95%	4.85%	4.45%	4.90%	4.33%
Non-Agency RMBS	7.12%	7.08%	5.90%	7.10%	5.72%
GSE CRT (3)	3.37%	3.00%	2.62%	3.18%	2.39%
Commercial loans	9.12%	8.85%	8.69%	8.98%	8.59%
Average earning asset yields	3.42%	3.38%	3.17%	3.40%	3.11%

(1)	Average amounts for each period are based on weighted month-end balances; all percentages are annualized. Average balances are presented on an amortized cost basis.

(2)
Average earning asset yields for the period are calculated by dividing interest income, including amortization of premiums and discounts, by the average balance of the amortized cost of the investments. All yields are annualized.

(3)
GSE CRT average earning asset yields exclude coupon interest associated with embedded derivatives on securities not accounted for under the fair value option that is recorded as realized and unrealized credit derivative income (loss), net under U.S. GAAP.

15

Exhibit 99.1

Average Borrowings and Equity Balances
The table below presents information related to the Company's average borrowings and average equity for the following periods.

	Three Months Ended			Six Months Ended
$ in thousands	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Average Borrowings (1):
Agency RMBS (2)	11,146,252	11,427,614	9,665,651	11,286,117	9,691,612
Agency CMBS	43,984	—	—	22,114	—
Non-Agency CMBS (2)	2,556,166	2,542,722	2,239,854	2,549,519	2,205,758
Non-Agency RMBS	861,598	891,202	1,155,529	876,318	1,283,001
GSE CRT	667,972	674,555	655,715	671,245	628,122
Exchangeable senior notes	—	116,176	238,530	57,767	292,009
Total average borrowings	15,275,972	15,652,269	13,955,279	15,463,080	14,100,502
Maximum borrowings during the period (3)	15,352,321	15,674,202	13,986,752	15,674,202	14,484,038

Average Cost of Funds (4):
Agency RMBS (2)	1.98%		1.65%	1.10%	1.82%		0.99%
Agency CMBS	2.38%		—%	—%	2.38%		—%
Non-Agency CMBS (2)	2.68%		2.28%	1.63%	2.48%		1.49%
Non-Agency RMBS	3.19%		2.91%	2.47%	3.05%		2.32%
GSE CRT	3.16%		2.87%	2.51%	3.02%		2.39%
Exchangeable senior notes	—%		5.58%	5.88%	5.58%		5.83%
Cost of funds	2.04%		1.74%	1.26%	1.89%		1.17%
Interest rate swaps average fixed pay rate (5)	2.18%		2.22%	2.13%	2.26%		2.13%
Interest rate swaps average floating receive rate (6)	(2.00)%		(1.68)%	(1.06)%	(1.89)%		(0.97)%
Effective cost of funds (non-GAAP measure) (7)	2.34%		2.22%	2.01%	2.28%		1.96%
Average Equity (8):	2,093,426		2,118,961	2,185,448	2,106,123		2,157,161
Average debt-to-equity ratio (average during period)	7.3	x	7.4x	6.4x	7.3	x	6.5	x
Debt-to-equity ratio (as of period end)	6.1	x	6.2x	5.9x	6.1	x	5.9	x

(1)	Average amounts for each period are based on weighted month-end balances; all percentages are annualized. Average balances are presented on an amortized cost basis.

(2)	Agency RMBS and non-Agency CMBS average borrowings and cost of funds include borrowings under repurchase agreements and secured loans.

(3)	Amount represents the maximum borrowings at month-end during each of the respective periods.

(4)	Average cost of funds is calculated by dividing annualized interest expense excluding amortization of net deferred gain (loss) on de-designated interest rate swaps by the Company's average borrowings.

(5)	Interest rate swaps average fixed pay rate is calculated by dividing annualized contractual swap interest expense by the Company's average notional balance of interest rate swaps.

(6)	Interest rate swaps average floating receive rate is calculated by dividing annualized contractual swap interest income by the Company's average notional balance of interest rate swaps.

(7)	For a reconciliation of cost of funds to effective cost of funds, see “Non-GAAP Financial Measures.”

(8)	Average equity is calculated based on the weighted month-end balance of total equity excluding equity attributable to preferred stockholders.

16